MUNIHOLDINGS
FLORIDA INSURED
FUND V



FUND LOGO



Semi-Annual Report

November 30, 1999





This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Florida Insured Fund V for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.




MuniHoldings Florida
Insured Fund V
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MuniHoldings Florida Insured Fund V


The Benefits and
Risks of
Leveraging


MuniHoldings Florida Insured Fund V has the ability to leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniHoldings Florida Insured Fund V, November 30, 1999


DEAR SHAREHOLDER


We are pleased to provide you with this first semi-annual report for MuniHoldings Florida Insured V. In this and future reports to shareholders, we will highlight the Fund's performance, describe the recent investment environment and outline investment activities. The Fund seeks to provide shareholders with current income exempt from Federal income tax and Florida intangible personal property taxes by investing in a portfolio of long-term, investment-grade municipal obligations.

Since inception (July 23, 1999) through November 30, 1999, the Common Shares of MuniHoldings Florida Insured Fund V earned $0.296 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 5.99%, based on a month-end net asset value of $13.76 per share. Over the same period, the total investment return on the Fund's Common Shares was -6.65%, based on a change in per share net asset value from $15.00 to $13.76, and assuming reinvestment of $0.227 per share income dividends.

For the period July 23, 1999 through November 30, 1999, the Fund's Auction Market Preferred Shares had an average yield of 3.46% for Series A.


The Municipal Market Environment
The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the six-month period ended November 30, 1999. Continued strong US employment growth and consumer spending were among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June, August and November. US Treasury bond yields reacted by climbing above 6.375% by late October and into November. During the period, yields on 30-year US Treasury bonds increased over 45 basis points (0.45%).

Long-term tax-exempt bond yields also rose during the six months ended November 30, 1999. For much of the first half of 1999, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose over 70 basis points to 6.14% by November 30, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. Over the last year, more than $230 billion in long-term municipal bonds was issued, a decline of nearly 20% compared to the same period a year ago. During the past six months, over $115 billion in long-term tax-exempt bonds was underwritten, representing a decline of nearly 15% compared to the corresponding period in 1998. Over the past three months, approximately $55 billion in securities was issued by municipalities nationally. This quarterly issuance represented a decline of over 5% when compared to the same period in 1998. It is likely that many tax-exempt issuers have accelerated their financings in recent months to avoid any potential Year 2000 (Y2K)- related disruptions at year-end. It is likely that this increased new-issue volume in October and November is at the expense of future bond issuance, particularly in early 2000. Consequently, the municipal market's positive technical position is likely to continue into early next year.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.

The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical with taxable US Treasury securities. At November 30, 1999, long-term uninsured municipal revenue bond yields were almost 98% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Y2K problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. We believe Y2K considerations have prohibited any further Federal Reserve Board moves from the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively impact US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


Portfolio Strategy
Since the Fund's inception on July 23, 1999, we focused on seeking to deliver an optimal level of tax-exempt income. To achieve this goal, the Fund had an above average duration and was fully invested. During the four-month period, the price volatility in fixed-income markets, particularly the municipal market, was above average. This was the result of strong domestic growth, concerns about inflation and the uncertainty surrounding Y2K issues.

During the four-month period ended November 30, 1999, the yield on the long-term Treasury bond rose approximately 30 basis points, while long-term tax-exempt interest rates rose about 60 basis points. While this was not beneficial to the Fund's total return, it allowed us to purchase larger coupon issues that have not been available in the Florida tax-exempt market since early 1995. This enabled us to structure the Fund to generate a higher level of tax-exempt income for our shareholders.


In Conclusion
We appreciate your investment in MuniHoldings Florida Insured Fund V, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert D. Sneeden)
Robert D. Sneeden
Vice President and Portfolio Manager



January 7, 2000




MuniHoldings Florida Insured Fund V, November 30, 1999

SCHEDULE OF INVESTMENTS                                                                              (in Thousands)
                   S&P        Moody's    Face
STATE             Ratings    Ratings    Amount  Issue                                                           Value
Alabama--0.8%       A1       VMIG1++  $   700   Columbia, Alabama, IDB, PCR, Refunding (Alabama Power
                                                Company Project), VRDN, Series C, 4% due 10/01/2022 (g)        $     700

Florida--100.2%     NR*      Aaa        1,325   Bay County, Florida, School Board, COP, 5% due 7/01/2023 (a)       1,162

                    NR*      Aaa        5,965   Dade County, Florida, Water and Sewer Revenue Bonds,
                                                RIB, Series 155, 6.75% due 10/01/2025 (b)(f)                       5,335

                    AAA      Aaa        1,100   Enterprise Community Development District, Florida,
                                                Water and Sewer Revenue Bonds, 5.75% due 5/01/2017 (e)             1,103

                    NR*      Baa1       3,000   Escambia County, Florida, PCR (Champion International
                                                Corp. Project), AMT, 6.40% due 9/01/2030                           2,934

                                                Florida Housing Finance Corporation, Housing
                                                Revenue Bonds, AMT (a):
                    AAA      Aaa        2,135      (Riley Chase Apartments), Series L-1, 5.90% due 10/01/2029      2,043
                    AAA      NR*        2,345      (Wentworth II Apartments-TWC Ninety-Nine Ltd.),
                                                   Series A, 5.375% due 11/01/2029                                 2,095

                    AAA      Aaa        2,500   Florida Ports Financing Commission Revenue Bonds (State
                                                Transportation Trust Fund--Intermodal Program), AMT, 5.50%
                                                due 10/01/2023 (b)                                                 2,357

                    AAA      Aaa        1,810   Florida State Division Board, Finance Department, General
                                                Services Revenue Refunding Bonds (Department of Environmental
                                                Protection), Series B, 6% due 7/01/2011 (a)                        1,943

                    AAA      Aaa        3,645   Florida State Turnpike Authority, Turnpike Revenue Bonds,
                                                Series A, 5% due 7/01/2022 (d)                                     3,230

                    AAA      Aaa        1,250   Hillsborough County, Florida, IDA, PCR, Refunding
                                                (Tampa Electric Company Project), 6.25% due 12/01/2034 (e)         1,277

                    AAA      Aaa        4,000   Hillsborough County, Florida, School Board, COP,
                                                6% due 7/01/2025 (e)                                               4,069

                    AAA      Aaa        4,000   Jacksonville, Florida, Capital Improvement Revenue
                                                Refunding Bonds (Stadium Project), 4.75% due 10/01/2025 (a)        3,329

                    AAA      Aaa        2,500   Lakeland, Florida, Electric and Water Revenue
                                                Refunding Bonds, Series A, 5% due 10/01/2028 (e)                   2,171

                    A1+      VMIG1++    1,000   Manatee County, Florida, PCR, Refunding (Florida Power
                                                and Light Company Project), VRDN, 3.80% due 9/01/2024 (g)          1,000

                    A1+      VMIG1++      500   Martin County, Florida, PCR, Refunding (Florida Power
                                                and Light Co. Project), VRDN, 3.80% due 9/01/2024 (g)                500

                    AAA      Aaa        2,000   Miami-Dade County, Florida, Educational Facilities
                                                Authority Revenue Bonds, Series A, 6% due 4/01/2023 (a)            2,040

                                                Miami-Dade County, Florida, HFA Revenue Refunding Bonds,
                                                Home Ownership Mortgage, AMT, Series A-1 (c):
                    NR*      Aaa        1,000      5.55% due 10/01/2019                                              933
                    NR*      Aaa        4,000      5.625% due 4/01/2032                                            3,662

                    AAA      Aaa        3,810   Miami-Dade County, Florida, Professional Sports
                                                Franchise Facility Revenue Refunding Bonds, 5% due
                                                10/01/2023 (e)                                                     3,361

                    AAA      Aaa        3,000   Miami-Dade County, Florida, School Board, COP,
                                                Refunding, Series C, 5% due 8/01/2025 (d)                          2,606

                    AAA      Aaa        2,000   Miami-Dade County, Florida, Water and Sewer Revenue
                                                Bonds, Series A, 5% due 10/01/2029 (b)                             1,733

                    NR*      Aaa        1,630   Orange County, Florida, School Board, COP,
                                                Series A, 5% due 8/01/2024 (e)                                     1,421

                    AAA      Aaa        4,000   Orlando and Orange County Expressway Authority, Florida,
                                                Expressway Revenue Refunding Bonds, Junior Lien, 5%
                                                due 7/01/2021 (b)                                                  3,555

                    NR*      Aaa        3,100   Osceola County, Florida, Sales Tax Revenue Bonds, 5%
                                                due 4/01/2019 (d)                                                  2,797

                    NR*      Aaa        3,735   Osceola County, Florida, School Board, Refunding Bonds,
                                                COP, Series A, 5% due 6/01/2024 (a)                                3,259

                    A1+      VMIG1++      200   Pinellas County, Florida, Health Facilities Authority,
                                                Revenue Refunding Bonds (Pooled Hospital Loan Program),
                                                DATES, 3.80% due 12/01/2015 (a)(g)                                   200

                    AAA      Aaa        2,000   Pinellas County, Florida, Sewer Revenue Refunding
                                                Bonds, 5% due 10/01/2024 (b)                                       1,755

                    A1+      VMIG1++      600   Putnam County, Florida, Development Authority, PCR,
                                                Refunding (Florida Power and Light Company Project), VRDN,
                                                3.80% due 9/01/2024 (g)                                              600

                    AAA      Aaa        2,135   Saint John's County, Florida, Sales Tax Revenue
                                                Refunding Bonds, 5% due 10/01/2019 (b)                             1,923

                    A1+      VMIG1++    2,800   Saint Lucie County, Florida, PCR, Refunding (Florida Power
                                                and Light Company Project), VRDN, 3.80% due 1/01/2026 (g)          2,800

                    NR*      Aaa        4,000   Saint Petersburg, Florida, Public Utilities Revenue
                                                Bonds, Series A, 5% due 10/01/2028 (d)                             3,474

                    AAA      Aaa        3,000   Sarasota County, Florida, Public Hospital Board, Revenue
                                                Refunding Bonds (Sarasota Memorial Hospital), Series B,
                                                5.25% due 7/01/2024 (e)                                            2,763

                    AAA      Aaa        3,000   Seminole County, Florida, School Board, COP, Series A, 5%
                                                due 7/01/2023 (e)                                                  2,631

                    AAA      Aaa        3,000   Tallahassee, Florida, Energy System Revenue Refunding
                                                Bonds, Series A, 5% due 10/01/2028 (d)                             2,605

                    AAA      Aaa        2,500   Tampa Bay, Florida, Water Utility System Revenue Bonds,
                                                6% due 10/01/2024 (b)                                              2,546

                    AAA      Aaa        3,575   Tampa-Hillsborough County, Florida, Expressway Authority
                                                Revenue Refunding Bonds, 5% due 7/01/2022 (a)                      3,168

                    NR*      Aaa        1,880   Village Center Community Development District, Florida,
                                                Utility Revenue Refunding Bonds, Series A, 5% due
                                                10/01/2023 (e)                                                     1,658

Puerto Rico--2.6%   AAA      Aaa        2,500   Puerto Rico Public Buildings Authority Revenue Bonds
                                                (Government Facilities), Series B, 5% due 7/01/2027 (a)            2,198

                    Total Investments (Cost--$91,915)--103.6%                                                     88,936

                    Liabilities in Excess of Other Assets--(3.6%)                                                 (3,056)
                                                                                                               ---------
                    Net Assets--100.0%                                                                         $  85,880
                                                                                                               =========


                 (a)AMBAC Insured.
                 (b)FGIC Insured.
                 (c)FNMA/GNMA Collateralized.
                 (d)FSA Insured.
                 (e)MBIA Insured.
                 (f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1999.
                 (g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1999.
                   *Not Rated.
                  ++Highest short-term rating by Moody's Investors Service, Inc.

                    See Notes to Financial Statements.



Portfolio Abbreviations


To simplify the listings of MuniHoldings Florida Insured Fund V's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
DATES   Daily Adjustable Tax-Exempt Securities
HFA     Housing Finance Agency
IDA     Industrial Development Authority
IDB     Industrial Development Board
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
VRDN    Variable Rate Demand Notes



MuniHoldings Florida Insured Fund V, November 30, 1999


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of November 30, 1999
Assets:             Investments, at value (identified cost--$91,914,539)                                    $ 88,935,790
                    Receivables:
                      Interest                                                             $  1,384,522
                      Investment adviser                                                         22,428        1,406,950
                                                                                           ------------
                    Other assets                                                                                  98,975
                                                                                                            ------------
                    Total assets                                                                              90,441,715
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    4,064,481
                      Custodian bank                                                            151,455
                      Offering costs                                                            131,000
                      Dividends to shareholders                                                  87,900        4,434,836
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       126,983
                                                                                                            ------------
                    Total liabilities                                                                          4,561,819
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 85,879,896
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares authorized):
                      Preferred Shares, par value $.10 per share (1,400 shares
                      of AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 35,000,000
                      Common Shares, par value $.10 per share (3,698,102
                      shares issued and outstanding)                                       $    369,810
                    Paid-in capital in excess of par                                         54,560,039
                    Undistributed investment income--net                                        328,106
                    Accumulated realized capital losses on investments--net                  (1,399,310)
                    Unrealized depreciation on investments--net                              (2,978,749)
                                                                                           ------------
                    Total--Equivalent to $13.76 net asset value per Common Share
                    (market price--$12.00)                                                                    50,879,896
                                                                                                            ------------
                    Total capital                                                                           $ 85,879,896
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Period July 23, 1999++ to November 30, 1999
Investment          Interest and amortization of premium and discount earned                                $  1,592,395
Income:

Expenses:           Investment advisory fees                                               $    156,536
                    Commission fees                                                              28,117
                    Accounting services                                                          16,459
                    Professional fees                                                            14,109
                    Transfer agent fees                                                           9,656
                    Trustees' fees and expenses                                                   7,153
                    Listing fees                                                                  2,857
                    Custodian fees                                                                2,767
                    Printing and shareholder reports                                              2,332
                    Pricing fees                                                                  1,692
                    Other                                                                         1,864
                                                                                           ------------
                    Total expenses before reimbursement                                         243,542
                    Reimbursement of expenses                                                  (173,320)
                                                                                           ------------
                    Total expenses after reimbursement                                                            70,222
                                                                                                            ------------
                    Investment income--net                                                                     1,522,173
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,399,310)
Unrealized Loss on  Unrealized depreciation on investments--net                                               (2,978,749)
Investments--Net:                                                                                           ------------
                    Net Decrease in Net Assets Resulting from Operations                                    $ (2,855,886)
                                                                                                            ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


MuniHoldings Florida Insured Fund V, November 30, 1999


STATEMENT OF CHANGES IN NET ASSETS
                                                                                                          For the Period
                                                                                                      July 23, 1999++ to
                    Increase (Decrease) in Net Assets:                                                 November 30, 1999
Operations:         Investment income--net                                                                  $  1,522,173
                    Realized loss on investments--net                                                         (1,399,310)
                    Unrealized depreciation on investments--net                                               (2,978,749)
                                                                                                            ------------
                    Net decrease in net assets resulting from operations                                      (2,855,886)
                                                                                                            ------------

Dividends to        Investment income--net:
Shareholders:         Common Shares                                                                             (839,242)
                      Preferred Shares                                                                          (354,825)
                                                                                                            ------------
                    Net decrease in net assets resulting from dividends to shareholders                       (1,194,067)
                                                                                                            ------------

Capital Share       Net proceeds from issuance of Common Shares                                               55,369,350
Transactions:       Proceeds from issuance of Preferred Shares                                                35,000,000
                    Value of shares issued to Common Shareholders in reinvestment of dividends                     2,047
                    Offering costs resulting from the issuance of Common Shares                                 (138,323)
                    Offering and underwriting costs resulting from the issuance of Preferred Shares             (403,230)
                                                                                                            ------------
                    Net increase in net assets derived from capital share transactions                        89,829,844
                                                                                                            ------------

Net Assets:         Total increase in net assets                                                              85,779,891
                    Beginning of period                                                                          100,005
                                                                                                            ------------
                    End of period*                                                                          $ 85,879,896
                                                                                                            ============

                   *Undistributed investment income--net                                                    $    328,106
                                                                                                            ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                                For the Period
                                                                                                      July 23, 1999++ to
                    Increase (Decrease) in Net Asset Value:                                            November 30, 1999
Per Share           Net asset value, beginning of period                                                       $   15.00
Operating                                                                                                      ---------
Performance:        Investment income--net                                                                           .42
                    Realized and unrealized loss on investments--net                                               (1.17)
                                                                                                               ---------
                    Total from investment operations                                                                (.75)
                                                                                                               ---------
                    Less dividends to Common Shareholders from investment income--net                               (.23)
                                                                                                               ---------
                    Capital charge resulting from issuance of Common Shares                                         (.04)
                                                                                                               ---------
                    Effect of Preferred Share activity:++++
                      Dividends to Preferred Shareholders:
                        Investment income--net                                                                      (.10)
                        Capital charge resulting from issuance of Preferred Shares                                  (.12)
                                                                                                               ---------
                    Total effect of Preferred Share activity                                                        (.22)
                                                                                                               ---------
                    Net asset value, end of period                                                             $   13.76
                                                                                                               =========
                    Market price per share, end of period                                                      $   12.00
                                                                                                               =========

Total Investment    Based on market price per share                                                              (18.59%)+++
Return:**                                                                                                      =========
                    Based on net asset value per share                                                            (6.65%)+++
                                                                                                               =========

Ratios Based on     Expenses, net of reimbursement***                                                               .39%*
Average Net Assets                                                                                             =========
Of Common Shares:   Total expenses***                                                                              1.34%*
                                                                                                               =========
                    Total investment income--net***                                                                8.36%*
                                                                                                               =========
                    Amount of dividends to Preferred Shareholders                                                  1.95%*
                                                                                                               =========
                    Investment income--net, to Common Shareholders                                                 6.41%*
                                                                                                               =========

Ratios Based        Expenses, net of reimbursement                                                                  .25%*
on Total                                                                                                       =========
Average Net         Total expenses                                                                                  .86%*
Assets:++++++***                                                                                               =========
                    Total investment income--net                                                                   5.35%*
                                                                                                               =========

Ratios Based on     Dividends to Preferred Shareholders                                                            3.46%*
Average Net Assets                                                                                             =========
Of Preferred Shares:

Supplemental        Net assets, net of Preferred Shares, end of period (in thousands)                          $  50,880
Data:                                                                                                          =========
                    Preferred Shares outstanding, end of period (in thousands)                                 $  35,000
                                                                                                               =========
                    Portfolio turnover                                                                            42.08%
                                                                                                               =========

Leverage:           Asset coverage per $1,000                                                                  $   2,454
                                                                                                               =========

Dividends           Series A--Investment income--net                                                           $     253
Per Share on                                                                                                   =========
Preferred Shares
Outstanding:

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Shares were issued on August 16, 1999.
              ++++++Includes Common and Preferred Shares average net assets.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


MuniHoldings Florida Insured Fund V, November 30, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Florida Insured Fund V (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to commencement of operations on July 23, 1999, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Shares on June 15, 1999 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the American Stock Exchange under the symbol FDM. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from an unprojected payment of net investment income dividends.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc.
("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the period July 23, 1999 to November 30, 1999, FAM earned fees of $156,536, of which $144,591 was voluntarily waived. In addition, FAM also reimbursed the Fund $28,729 in additional expenses.

During the period July 23, 1999 to November 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $262,500 in connection with the issuance of the Fund's Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period July 23, 1999 to November 30, 1999 were $116,387,448 and $28,877,519, respectively.

Net realized losses for the period July 23, 1999 to November 30,
1999 and net unrealized losses as of November 30, 1999 were
as follows:
                                   Realized      Unrealized
                                    Losses         Losses

Long-term investments            $ (1,399,310)   $(2,978,749)
                                 ------------    -----------
Total                            $ (1,399,310)   $(2,978,749)
                                 ============    ===========

As of November 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $2,978,749, of which $209,269 related to appreciated securities and $3,188,018 related to depreciated securities. The aggregate cost of investments at November 30, 1999 for Federal income tax purposes was $91,914,539.


4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.

Common Shares
Shares issued and outstanding during the period July 23, 1999 to November 30, 1999 increased by 3,691,290 from shares sold and by 145 as a result of dividend reinvestment.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are shares of Preferred Shares of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at November 30, 1999 was 3.95%.

In connection with the offering of AMPS, the Board of Trustees reclassified 1,400 shares of unissued beneficial interest as AMPS.

Shares issued and outstanding during the period July 23, 1999 to November 30, 1999 increased by 1,400 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the period July 23, 1999 to November 30, 1999, MLPF&S, an affiliate of FAM, earned
$20,629 as commissions.


5. Subsequent Event:
On December 8, 1999, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.069000 per share, payable on December 30, 1999 to shareholders of record as of December 23, 1999.


MuniHoldings Florida Insured Fund V, November 30, 1999


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of the Fund's Common Shares, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



QUALITY PROFILE

The quality ratings of securities in the Fund as of November 30, 1999 were as follows:

                                      Percent of
S&P Rating/Moody's Rating             Net Assets

AAA/Aaa                                  93.4%
BBB/Baa                                   3.4
Other++                                   6.8


[FN]
++Temporary investments in short-term municipal securities.


MuniHoldings Florida Insured Fund V, November 30, 1999


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Shares:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286


AMEX Symbol
FDM